Filed pursuant to Rule 497(e)
File Nos. 333-191707 and 811-22891

LITTLE HARBOR MULTISTRATEGY COMPOSITE FUND

Supplement
to
Prospectus and Statement of Additional Information
Dated August 8, 2014

March 1, 2015

At a recent meeting of the Trustees of Little Harbor MultiStrategy Composite Fund (the “Fund”), the Trustees approved a sub-advisory agreement between Little Harbor Advisers, LLC (the “Manager”), the investment manager to the Fund, and Hadron Capital, LLP (“Hadron”).  The Fund’s shareholders also approved that sub-advisory agreement, with the Trustees’ and shareholders’ approvals having the effect of appointing Hadron as a Portfolio Adviser to the Fund with respect to one or more Portfolio Accounts.  On and after March 1, 2015, any reference in the Prospectus or Statement of Additional Information of the Fund to the Portfolio Advisers shall include Hadron.

In addition, please note the following changes to the Fund’s Prospectus and Statement of Additional Information, each dated August 8, 2014.  All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Prospectus and/or Statement of Additional Information:

1.	Prospectus.

(a)            “Summary of Terms-Portfolio Advisers” in the Prospectus is revised to include the following:

Long-Short Event-Driven Global

•	Hadron Capital, LLP (“Hadron”): Hadron’s investment strategy to manage its Portfolio Account is intended to exploit bottom-up dislocations and mispricing in individual securities as well as near-term, catalyst-driven opportunities, usually over a three- to six-month time frame. Moreover, it is intended to capitalize on value dislocations within a particular company’s capital structure and within a sector or an asset class. The strategy maintains a broadly market-neutral approach and has a geographic focus on Western Europe with opportunistic involvement in North America and Asia.

(b)            “Investment Objective and Strategy-Investment Strategy-Portfolio Advisers” in the Prospectus is revised to include the following:

•	Hadron Capital LLP (“Hadron”) --Western Europe Long Short Event Driven Global (Strategy Inception Date: October 2004): Hadron invests its Portfolio Account assets using an investment philosophy based on relative value with an event driven focus. The investment strategy is intended to exploit bottom-up dislocations and mispricing in individual securities as well as near-term, catalyst-driven opportunities, usually over a three- to six-month time frame. Moreover, it is intended to capitalize on value dislocations within a particular company’s capital structure and within a sector or an asset class. The strategy maintains a broadly market-neutral approach and has a geographic focus on Western Europe with opportunistic involvement in North America and Asia. Hadron’s bottom-up research process typically creates a portfolio of securities that is naturally diversified across capital structure in equity, credit, volatility and arbitrage strategies. Hadron’s analysis involves looking across the capital structure of companies to find investments, each having a suitable risk/reward profile as well as the presence of a catalyst and an explanation for the mispricing. The equity portion of the strategy is divided into equity long/short, which includes catalyst-driven long-biased, relative value, and merger arbitrage. The credit portion of the strategy may include investments such as value with catalyst, relative value, stressed and distressed and curve trades in such securities as public debt, credit default swaps, and/or bank loans of companies. The volatility portion of the strategy contains long/short options, warrants, rights, convertibles and other derivatives. The capital arbitrage strategy holds investments that are intended to provide exposure across different parts of a company’s capital structure. Scenario and stress analysis is conducted daily in order to quantify the effects of extreme market events, market rallies and/or the widening of credit spreads on the portfolio with a focus on ascertaining the maximum potential loss.

(c)            “Management of the Fund-Portfolio Advisers-Overview” in the Prospectus is revised to include the following:

•	Hadron Capital LLP (“Hadron”) -- Western Europe Long Short Event Driven Global: Founded in October 2004, Hadron is an investment adviser registered with the SEC under the Advisers Act and the Financial Conduct Authority in the UK. Its principal address is 5 Royal Exchange Buildings, London, EC3V 3NL, England. Hadron is indirectly controlled by Marco D’Attanasio, currently Hadron’s Chief Investment Officer. Mr. D’Attanasio also serves as a co-portfolio manager for the Portfolio Account assigned to Hadron, along with Massimiliano Ciuchini, PhD, and Giuseppe Di Cecio. Each of Mr. Attanasio, Mr. Cecio, and Mr. Ciuchini is a co-founder of Hadron and has held one or more positions at Hadron since 2004.

2.	Statement of Additional Information.

(a)            “Management-Other Accounts Managed by the Portfolio Advisers” is revised to include the following (the information below is as of February 1, 2015):

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Fund Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (in thousands)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in thousands)	Beneficial Ownership of Equity Securities in the Fund
Marco D’Attanasio (Hadron Capital, LLP)	Registered investment company	0	$0	0	$0	None
	Other Pooled investment company	21	$81,487	21	$81,487
	Other	31	$143,652	31	$143,652

Giuseppe Di Cecio (Hadron Capital, LLP)	Registered investment company	0	0	0	0	None
	Other Pooled investment company	21	$19,190	21	$19,190
	Other	31	$34,368	31	$34,368

Massimiliano Ciuchini (Hadron Capital, LLP)	Registered investment company	0	0	0	0	None
	Other Pooled investment company	21	$48,321	21	$48,321
	Other	31	$61,979	31	$61,979

(b)            “Management-Compensation of Fund Portfolio Advisers” is revised to include the following:

Hadron Capital LLP — Hadron’s portfolio managers responsible for the Portfolio Account are paid using a combination of salary and discretionary bonus.  The bonus element for each portfolio manager is determined using the return on the investments in the portfolios managed by the portfolio manager, as well as performance fees generated by those portfolios.

(c)            “Appendix A- Proxy Voting Policies and Procedures” is revised to include the following:

HADRON CAPITAL, LLP

SEC PROXY VOTING RULE

(a)	Introduction

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on  how  proxies were voted.

In accordance with the Proxy Rule and with the Stewardship Code, it is the policy of the Firm to vote all proxies in the best interests of its clients. The Compliance Officer is responsible for ensuring adherence to this policy and he is responsible for reviewing the policy at least annually.

(b)            Proxy Voting Procedure

The Firm will generally vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, on a case-by-case basis and in accordance with the following guidelines:

1.            Support a current management initiative if the Firm’s view of the issuer’s management is favourable;

2.            Vote to change the management structure of an issuer if it would increase shareholder value;

3.            Vote against management if there is a clear conflict between the issuer’s management and shareholder interest;

4.            In some cases, though the Firm supports an issuer’s management, there may be corporate governance issues that the Firm believes should be subject to shareholder approval; and/or

5.            May abstain from voting proxies when it is determined that the cost of voting the proxy exceeds the expected benefit to its clients.

The portfolio managers will receive all proxies and will determine how to vote each such proxy. Upon making a decision, the portfolio managers will instruct the Compliance Officer on how to vote. It is the responsibility of the Compliance Officer to either vote the shares or to instruct the prime broker of the Firm’s voting decision in order to update the client’s proxy voting record. The Compliance Officer must ensure that the voting of all proxies is completed in a timely manner and must monitor the effectiveness of these policies.

(c)            Conflicts of Interest

The Firm will not put its own interests ahead of those of any Client and will resolve any possible conflicts between its interests and those of the Client in favour of the Client.  In the event that a potential conflict of interest arises, the Firm will undertake the below analysis.

A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Firm’s decision making in voting the proxy.  If such a material conflict is deemed to exist, the Firm will refrain completely from exercising its discretion with respect to voting the proxy and will instead refer that vote to an outside service for its independent consideration. If it is determined that any such conflict or potential conflict is not material, the Firm may vote the proxy.

(d)            Record keeping

In accordance with Rule 204-2 of the Advisers Act, the Compliance Officer will maintain the following records with respect to proxies:

1.            A record of each proxy received (if this is in e-mail form from the prime broker, a copy of the e-mail).

2.            A record of each proxy executed and the reason behind the voting decision, if such decision was inconsistent with the general guidelines above.

3.            A record of each proxy abstained and the reason behind the abstention.

4.            All documents which were material to the voting decision, including documents which were created by the portfolio managers (e.g. spreadsheets).

5.            Written requests from an investor for information on how the Firm voted proxies and its response to any request (oral or written) from the investor for such proxy voting information.

6.            A written record of all disclosures, resolutions and determination of proxy vote arising from a conflict of interest.

The Compliance Officer will maintain such records for a period of five years – in the Firm’s office for the first two years and in an easily accessible place for the remaining three years.

(e)            Operating Procedures and Compliance Review

The Firm will vote proxies as it deems necessary or appropriate, on a case by case basis.  Prior to voting, the Compliance Officer will make a determination as to whether a material conflict of interest exists and will either resolve the conflict or refer the proxy vote to an outside service for its independent consideration. The Compliance Officer will conduct a periodic review and sampling of the proxy voting records to confirm that proxies are voted according to the Firm’s policies and records are appropriately maintained.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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